EXHIBIT 10.4

Statement of Amendment Number Two

To The Washington Post Company

Supplemental Executive Retirement Plan

The Washington Post Company Supplemental Executive Retirement Plan, as amended and restated September 2008 (the “Plan”), is hereby amended as follows:

1.

Effective as of January 1, 2012, Section 3(a) of the Plan is amended by adding the following new paragraph (ix) at the end thereof:

(ix)        In the case of a Participant who elects to participate in the 2012 Voluntary Retirement Incentive Program (the “2012 VRIP”) contained in the Post-Newsweek Media Cash Balance Retirement Benefits Schedule to the Statement of Basic Cash Balance Provisions of The Retirement Plan for Washington Post Companies, such Participant’s Supplemental Retirement Benefits shall be determined based on the terms of the Retirement Plans, including the 2012 VRIP.

2.

Effective as of July 1, 2012, Section 3(a) of the Plan is amended by adding the following new paragraph (x) to the end thereof:

(x)        Notwithstanding the foregoing, effective July 1, 2012, the Supplemental Retirement Benefits shall be determined excluding the Secure Retirement Account (a Cash Balance Retirement Benefits Schedule in the Retirement Plans) from both the benefit paid under the Retirement Plans and from the Unrestricted Benefit.

3.

Effective as of July 1, 2012, Section 4 of the Plan is amended by adding the following new subsection (h) to the end thereof:

(h)        Notwithstanding the foregoing, effective July 1, 2012, the Supplemental Basic Contribution and the matching under Section 4(a) above shall be determined as if the matching provision in the applicable Savings Plan were as follows: (i) the maximum employee contribution percentage that is treated as matched (for this purpose) shall be the actual percentage under the applicable Savings Plan, plus the multiplier (from the Secure Retirement Account Cash Balance Retirement Benefits Schedule) divided by 100; and (ii) the matching employer contribution percentage shall be 100%. As an example of the foregoing, if the maximum employee contribution percentage that is matched is 1% and the multiplier is 3, then for purposes of Section 4(a), the Supplemental Basic Contribution and matching contribution shall be determined as if the applicable Savings Plan match is equal to 100% of the employee’s contribution of up to 4% of Base Salary. Notwithstanding the above, if the multiplier is

4.2, then the Supplemental Basic Contribution and matching contribution shall be determined as if the applicable Savings Plan match is equal to 130% of the employee’s contribution of up to 4% of Base Salary.

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The foregoing amendment to the Supplemental Executive Retirement Plan is hereby adopted, approved, ratified and confirmed on this  30th   day of July, 2012.

                                                            THE WASHINGTON POST COMPANY

By:	/s/ Ann L. McDaniel

Title:	Senior Vice President

Statement of Amendment Number Three

To The Washington Post Company

Supplemental Executive Retirement Plan

The Washington Post Company Supplemental Executive Retirement Plan, as amended and restated September 2008 (the “Plan”), is hereby amended as follows:

1.

Subsection 2(g) of the Plan (definition of “Compensation”) is amended by adding the following new paragraph to the end thereof:

Special Rule for Bonuses Effective January 1, 2013.  The rule in this paragraph shall apply solely for purposes of Section 3, and shall be effective January 1, 2013.  Each Bonus includible in Compensation under the previous paragraph (“Bonus” or “Bonuses”) shall be included in Compensation in the year following the year in which the Bonus was earned (which, for avoidance of ambiguity, is normally the year in which such Bonus is paid). Notwithstanding the above, in the event a Participant’s benefit under Section 3 would be greater, every Bonus for the Participant shall be included in Compensation in the year in which such Bonus was earned. The rule in this paragraph shall apply to all Bonuses, including Bonuses earned before January 1, 2013. Notwithstanding the above, the Participant’s benefit under Section 3 hereof shall be no less than the benefit computed as of December 31, 2012 taking into account only service and compensation before December 31, 2012.

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The foregoing amendment to the Supplemental Executive Retirement Plan is hereby adopted, approved, ratified and confirmed on this   31st    day of December, 2012.

                                                            THE WASHINGTON POST COMPANY

By:	/s/ Veronica Dillon

Title:	Senior Vice President